UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K/A

                           CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                           November 1, 2017
                            Date of Report
                 (Date of Earliest Event Reported)

                            MONETIVA INC.
        (Exact Name of Registrant as Specified in its Charter)

                    AMERICAN STANDARD WALLET, INC.
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55673               81-3416105
(State or other       (Commission File Number)      (IRS Employer
jurisdiction                                   Identification No.)
 of incorporation)

                500 Birch Street, West Tower, Suite 3000
                   Newport Beach, California 92660
         (Address of principal executive offices) (zip code)

                           949-260-2085
          (Registrant's telephone number, including area code

              3435 Wilshire Boulevard, Suite 1720
                 Los Angeles, California 90010
           (Former Address of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section
    230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act. [ ]

ITEM 5.01  Changes in Control of Registrant

On November 1, 2017, the following events occurred which resulted in a change of control of the Registrant:

1. The controlling shareholder sold all his shares in the amount of 8,000,000 shares of the Registrant's common stock to Mr. Pierre Sawaya.

2. The then current officer and director resigned.

3. New officer(s) and director(s) were appointed and elected.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

On November 1, 2017, the following events occurred:

James Koh resigned as the Registrant's president, chief financial officer, secretary and director.

Pierre Sawaya was named sole director of the Registrant.

Pierre Sawaya was named President, Secretary and Chief Financial
Officer of the Registrant.

Pierre Sawaya serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. Mr. Sawaya founded EndlessOne Global Inc. in 2011 and has been its president from that date until October 2016. The EndlessOne Global business model is to provide prepaid cards, financial products and services, focusing on money remittance, prepaid and financial instruments and management tools for those underserved by traditional bank channels

ITEM 5.03  Amendments to Articles of Incorporation

As part of the change of control the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Monetiva Inc. Inc. and filed such change with the State of Delaware.
                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    MONETIVA INC.
Date: November 28, 2017
                                   By:  /s/  Pierre Sawaya
                                  ------------------------
                                  Pierre Sawaya
                                  Chief Executive Officer



                                               President